         SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) January 05, 2004

Golden Eagle International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

12401 South 450 East, Building D1, Salt Lake City, Utah 84020
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Item 5. Other Events and Regulation FD Disclosure.

         On January 5, 2004, Golden Eagle International, Inc., disseminated a press release regarding the resignation of one of its directors, Ronald L Atwood, Ph.D., and the appointment of a new director, Alvaro Riveros, by its board of directors. The text of the release, in which the resume of the newly appointed director is included, is attached as an exhibit.

Item 6. The Resignation of a Director

        On On January 5, 2004, Golden Eagle International, Inc., disseminated a press release regarding the resignation of one of its directors and the appointment of a new director by its board of directors. The text of the release, in which the resume of the newly appointed director is included, is attached as an exhibit.
         The resigning director, Ronald L Atwood, Ph.D., did not express any disagreement with Golden Eagle on any matter relating to our operations, policies or practices.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description
1	Press Release dated January 05, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Eagle International, Inc. (Registrant) By: /s/ Terry C. Turner —————————————— Terry C. Turner President and Chief Executive Officer Date: January 05, 2004